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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                _______________________________

                           FORM 8-K/A
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

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                                                          June 16, 1998
  Date of Report (Date of earliest event reported):       (June 3, 1998)
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                         CNB BANCSHARES, INC.
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         (Exact Name of Registrant as Specified in Its Charter)



                               Indiana
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             (State or Other Jurisdiction of Incorporation)


              0-11510                              35-1568731
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    (Commission File Number)            (IRS Employer Identification No.)



            20 N.W. Third Street, Evansville, Indiana 47739
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    (Address of Principal Executive Offices)             (Zip Code)


                              (812) 456-3400
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            Registrant's Telephone Number, Including Area Code


                              Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)


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             INFORMATION TO BE INCLUDED IN THE REPORT

     The Current Report on Form 8-K dated June 3, 1998, and filed with the Securities and Exchange Commission on June 3, 1998 is amended to include as Exhibit 27(a) the Restated Financial Data Schedules for each of the years in the three-year period ended December 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits:
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     The following exhibit is included with this Report:

Exhibit 27(a) Restated Financial Data Schedules for each of the years in the three-year period ended December 31, 1997.

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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:  June 16, 1998

                                    CNB BANCSHARES, INC.
                                ---------------------------------
                                    (Registrant)

                           By:      /s/  Ralph L. Alley
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                                    Ralph L. Alley
                                    Senior Vice President and Controller


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                         EXHIBIT INDEX
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Exhibit No.                   Description
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27(a)               Restated Financial Data Schedules for each of the years
                    in the three-year period ended December 31, 1997.